UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	56-2006811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street Burlington, North Carolina	28215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(336) 538-1600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 22, 2004, the Board of Directors of MidCarolina Financial Corporation (the “Company”) announced earnings for the quarter ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02, Results of Operations and Financial Condition.

(99.1)	Press Release of MidCarolina Financial Corporation, dated October 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

Date: October 22, 2004	By:	/s/ Randolph J. Cary, Jr.
Randolph J. Cary, Jr., President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of MidCarolina Financial Corporation, dated October 22, 2004.